UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
  300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 16, 2024, Emergent BioSolutions Inc. (“Emergent”) announced that it received a contract option modification (“Modification No. 18”) of the BARDA AV7909 Contract (as defined below) from from the Office of the Assistant Secretary for Preparedness and Response to procure additional doses of CYFENDUS™ (Anthrax Vaccine Adsorbed, Adjuvanted) (previously known as “AV7909”) valued at $50 million. This modification relates to Emergent’s AV7909 development and procurement contract with the Biomedical Advanced Research and Development Authority, which became effective on September 30, 2016 (the “BARDA AV7909 Contract”) and has been modified from time to time.

The preceding description of Modification No. 18 does not purport to be complete and is qualified in its entirety by reference to the full text of Modification No. 18, filed as Exhibit 10.1 to this Current Report. The BARDA AV7909 Contract was filed as Exhibit 10.2 to Emergent’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, which was filed with the U.S. Securities and Exchange Commission on November 9, 2016.

On January 8, 2025, the Company announced the exercise of a contract option and modification (“Modification No. 3”) to the indefinite-delivery, indefinite-quantity (IDIQ) procurement contract (the “BioThrax IDIQ Contract”) with the U.S. Department of Defense and led by The Joint Program Executive Office for Chemical, Biological Radiological and Nuclear Defense (JPEO-CBRND), valued at approximately $20 million to supply Emergent’s product BioThrax® (Anthrax Vaccine Adsorbed) for use by all branches of the U.S. military as Pre-Exposure Prophylaxis (PrEP) for anthrax disease.
The preceding description of Modification No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Modification No. 3, filed as Exhibit 10.2 to this Current Report. The BioThrax IDIQ Contract was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024, which was filed on May 2, 2024.

On December 16, 2024, and January 8, 2025, Emergent issued press releases announcing the respective contract modifications as discussed above. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and incorporated herein by reference
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Modification No. 18, effective December 12, 2024, to the BARDA AV7909 Contract.
10.2	Modification No. 3, effective December 13, 2024, to the BioThrax IDIQ Contract.
99.1	Press release issued by Emergent BioSolutions Inc. on December 16, 2024.
99.2	Press release issued by Emergent BioSolutions Inc. on January 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: January 8, 2025	By:	/s/ Richard S. Lindahl
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer